UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 12, 2022

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P. O. Box 4505, 201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
203-849-5216
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).  ☐
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Compensatory Arrangements of Certain Officers
On January 12, 2022, the Compensation Committee (the “Committee”) of the Board of Directors of Xerox Holdings Corporation (the “Company”), in order to incentivize retention and the execution of the Company’s strategic goals, which include the standing up of new businesses, approved the material terms of an arrangement under which certain employees, including named executive officers other than the Company’s Vice Chairman and Chief Executive Officer, will be eligible to receive a bonus in the event a future transaction occurs that constitutes a “liquidity event” with respect to a designated business unit (as determined in accordance with the Grant Instrument, defined below).
The amount of each transaction bonus will be a specified percentage, not to exceed 1%, of the increase, if any, in the fair market value of the designated business unit between (i) the time the Grant Instrument was awarded, and (ii) the time of the liquidity event with respect to the designated business unit, with the result adjusted for relevant changes in capital structure. Entitlement to payment will be subject to additional conditions relating to continued employment and non-engagement
in certain activity. Payment will generally be in a lump sum, with the form of payout, whether cash or securities, to be determined in advance of payment. The arrangement will expire if a liquidity event has not occurred with respect to the designated business unit by the tenth anniversary of the grant.
The foregoing description of the material terms of this arrangement, the full terms of which will be set forth in a form Transaction Bonus Grant Instrument (the “Grant Instrument”), does not purport to be a complete description of the terms of the arrangement and is qualified in its entirety by reference to the full text of the form of the Transaction Bonus Grant Instrument, which will be filed as an exhibit to the Company’s next Quarterly Report on Form
10-Q
or Annual Report on Form
10-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX HOLDINGS CORPORATION

By:	/s/ Aline G. Haffner
Name:	Aline G. Haffner
Title:	Secretary
Date: January 19, 2022

XEROX CORPORATION

By:	/s/ Aline G. Haffner
Name:	Aline G. Haffner
Title:	Secretary
Date: January 19, 2022